UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 17, 2005


                         The South Financial Group, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


  South Carolina                  0-15083                   57-0824914
 -----------------               ----------             ------------------
(State or other juris-          (Commission               (IRS Employer
diction of incorporation)       File Number)           Identification Number)


    102 South Main Street, Greenville, South Carolina           29601
    -------------------------------------------------           -----
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

         On August 17, 2005, the Board of Directors amended and restated the Bylaws of The South Financial Group, Inc. ("TSFG"). A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.1. The effective date of the amendment and restatement was immediate.

         The Bylaws were amended in the following respects:

         1. The Bylaws were amended to reflect the fact that TSFG's name was changed in 2000 from "Carolina First Corporation" to "The South Financial Group, Inc."

         2. The mandatory retirement age set forth in Section 3.2 was raised from 70 to 72.

         3. A new Section 3.14 was added, which sets forth the standard duties of the Board Chairman and creates the positions of Deputy Chairman and Lead Independent Director.

                  The Deputy Chairman discharges all duties otherwise accorded the Chairman upon the request of the Chairman. The Lead Independent Director shall
                  o Act as chair of meetings of the Board when the Chairman is not present;
                  o Consult and meet with any or all outside directors as required, and represent such directors in discussions with management of the Corporation on corporate governance issues and other matters;
                  o Ensure that the Board, committees of the Board, individual directors and senior management of the Corporation understand and discharge their duties and obligations under the Corporation's system of corporate governance;
                  o Mentor and counsel new members of the Board to assist them in becoming active and effective directors;
                  o  Conduct director evaluations;
                  o Lead executive sessions on CEO evaluation and conduct conversations with the CEO;
                  o Perform such other duties and responsibilities as may be delegated to the lead director by the Board from time to time.

         4. Section 10.1 was amended to provide that amendments to the bylaws need only comply with applicable law. The prior provision providing that copies of a proposed amendment be distributed at the board meeting prior to meeting at which the amendment is to be acted upon, was deleted.

         Upon approving the amended and restated Bylaws, the Board unanimously appointed Mack I. Whittle, Jr. as Deputy Chairman and John C. B. Smith, Jr. as Lead Independent Director.


Item 9.01.        Financial Statements and Exhibits .

Exhibit No.       Description
-----------       -----------
3.1               Amended and Restated Bylaws



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SOUTH FINANCIAL GROUP, INC.


August 17, 2005                     By:  /s/ William P. Crawford, Jr.
                                        ------------------------------------
                                        William P. Crawford, Jr.
                                        Executive Vice President and
                                        General Counsel



















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